UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 7, 2020

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	TWTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

On May 7, 2020, the board of directors (the “Board”) of Twitter, Inc. (the “Company”) appointed Fei-Fei Li to the Board.

Dr. Li, 43, is the inaugural Sequoia Professor in the Computer Science Department at Stanford University, and Co-Director of Stanford’s Human-Centered Artificial Intelligence Institute. She served as the Director of Stanford’s Artificial Intelligence Lab from 2013 to 2018. From January 2017 to September 2018, Dr. Li was Vice President, Google Cloud AI and Chief Scientist of AI/Machine Learning at Google Cloud. She joined Stanford in 2009 as an assistant professor. Prior to that, from 2007 to 2009, she was on faculty at Princeton University and, from 2005 to 2006 at University of Illinois Urbana-Champaign. Dr. Li is a co-founder and Chairperson of the Board of AI4ALL, a 501(c)(3) nonprofit organization dedicated to increasing diverse human representation in the field of AI and technology. She is also an elected member of the National Academy of Engineering. Dr. Li obtained her B.A. degree in physics from Princeton in 1999 with High Honors, and her PhD degree in electrical engineering from California Institute of Technology (Caltech) in 2005.

There are no arrangements or understandings between Dr. Li, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Dr. Li was selected as a director. There are no related party transactions between the Company and Dr. Li (or any of her immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Dr. Li does not have any family relationships with any of the Company’s directors or executive officers.

Dr. Li will participate in the director benefits arrangements applicable to non-employee directors as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 15, 2020. In addition, the Company will enter into its standard form of indemnification agreement with Dr. Li.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 11, 2020.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.

By:	/s/ Ned Segal
Ned Segal
Chief Financial Officer

Date: May 11, 2020